Summary Prospectus    November 1, 2019, as supplemented February 24, 2020
Undiscovered Managers Behavioral Value Fund
Class/Ticker:     R2/UBVRX; R3/UBVTX; R4/UBVUX; R5/UBVVX; R6/UBVFX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2019, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.jpmorganfunds.com and you will be notified by mail each time a report is posted and provided with a website to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.
You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker dealer, bank, or retirement plan) or, if you are a direct investor, by going to www.jpmorganfunds.com/edelivery.
You may elect to receive paper copies of all future reports free of charge. Contact your financial intermediary or, if you invest directly with the Fund, email us at funds.website.support@jpmorganfunds.com or call 1-800-480-4111. Your election to receive paper reports will apply to all funds held within your account(s).

Currently, the Fund is publicly offered on a limited basis. (See “Investing with J.P. Morgan Funds — FUND SUBJECT TO A LIMITED OFFERING” in the prospectus for more information.)
What is the goal of the Fund?
Capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies, including affiliated money market funds, other mutual funds, exchange-traded funds and business development companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not direct costs of the Fund, are not used to calculate the Fund’s net asset value per share and are not included in the calculation of the ratio of expenses to average net assets shown in the Financial Highlights section of the Fund’s prospectus.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
	Class R2	Class R3	Class R4	Class R5	Class R6
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution (Rule 12b-1) Fees	0.50	0.25	NONE	NONE	NONE
Other Expenses	0.38	0.36	0.36	0.20	0.10
Dividend and Interest Expense on Short Sales	0.00	0.00	0.00	0.00	0.00
Service Fees	0.25	0.25	0.25	0.10	NONE
Remainder of Other Expenses	0.13	0.11	0.11	0.10	0.10
Acquired Fund Fees and Expenses	0.01	0.01	0.01	0.01	0.01
Total Annual Fund Operating Expenses	1.64	1.37	1.12	0.96	0.86
Fee Waivers and/or Expense Reimbursements[1]	(0.09)	(0.07)	(0.07)	(0.06)	(0.06)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements[1]	1.55	1.30	1.05	0.90	0.80
1	The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 1.55%, 1.30%, 1.05%, 0.90% and 0.80% of the average daily net assets of Class R2, Class R3, Class R4, Class R5 and Class R6 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds.
These waivers are in effect through 10/31/20, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 10/31/20 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years	5 Years	10 Years
CLASS R2 SHARES ($)	158	508	883	1,936
CLASS R3 SHARES ($)	132	427	743	1,640
CLASS R4 SHARES ($)	107	349	610	1,357
CLASS R5 SHARES ($)	92	300	525	1,173
CLASS R6 SHARES ($)	82	268	471	1,055
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the Fund’s most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.
What are the Fund’s main investment strategies?
The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler Asset Management, Inc. (Fuller & Thaler), believes have value characteristics. Such common stocks include stocks of small capitalization companies, similar to those that are included in the Russell 2000 Value Index and real estate investment trusts (REITs).
A REIT is a pooled investment vehicle that generally invests in income-producing real estate or real estate-related loans or interests. REITs are classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.
In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral finance. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. In an effort to take advantage of such behavioral biases, Fuller & Thaler generally utilizes a three-pronged approach that includes (i) positive signals such as significant share purchases by company insiders or stock repurchase activity by the company, (ii) evidence of overreaction due to behavioral factors that have resulted in an absolute or relative decline in valuation and (iii) analysis of the company fundamentals with regard to business model, valuation and credit risk.
The Fund’s Main Investment Risks
The Fund is subject to management risk and may not achieve its objective if the adviser’s expectations regarding particular instruments or markets are not met.

An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.
Behavioral Strategy Risk. When taking investment positions, Fuller & Thaler will apply principles based on behavioral finance. In order to take advantage of behavioral biases, Fuller & Thaler generally focuses on certain markers of possible under and overreaction. Securities identified using this type of strategy may perform differently from the market as a whole as a result of the factors used in the analysis, the weight placed on each factor, and changes in the factor’s historical trends. The factors used in implementing this strategy and the weight placed on those factors may not be predictive of a security’s value, and the effectiveness of the factors can change over time. These changes may not be reflected in the current analytical approach used to implement the behavioral strategy. Fuller & Thaler’s strategy based on behavioral finance may be less effective in certain market environments.
Smaller Company Risk. Investments in securities of mid cap and small cap companies may be riskier, less liquid, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.
Value Investing Risk. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.
Real Estate Securities Risk. The Fund’s investments in real estate securities, including REITs, are subject to the same risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying real estate interests. These risks include default, prepayments, changes in value resulting from changes in interest rates and demand for real and rental property, and the management skill and creditworthiness of REIT issuers. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.
Industry and Sector Focus Risk. At times, the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency.
You could lose money investing in the Fund.
The Fund’s Past Performance
This section provides some indication of the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Class R2 Shares has varied from year to year for the past ten calendar years. The table shows the average annual total returns over the past one year, five years and ten years. The table compares that performance to the Russell 2000® Value Index and the Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds as determined by Lipper. Unlike the other index, the Lipper index includes the fees and expenses of the mutual funds included in the index. The performance of Class R2 and Class R3 Shares prior to their inception are based on the performance of the Class A Shares (which are not offered in this prospectus). The actual returns of Class R2 would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares. The performance of Class R4 Shares is based on the performance of the Class I Shares (which are not offered in this prospectus). The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares. The performance of Class R5 and Class R6 Shares prior to their inception is based on the performance of the Class L Shares (which are not offered in this prospectus). The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares. The actual returns of Class R6 Shares would have been similar to those shown because Class R6 Shares have similar expenses to Class L Shares. Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.
YEAR-BY-YEAR RETURNS - CLASS R2 SHARES
Best Quarter	2nd quarter, 2009	30.97%
Worst Quarter	3rd quarter, 2011	-24.33%
The Fund’s year-to-date total return through 9/30/19 was 14.32%.
AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2018)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R2 SHARES
Return Before Taxes	-15.83%	4.21%	14.26%
Return After Taxes on Distributions	-17.78	2.94	13.55
Return After Taxes on Distributions and Sale of Fund Shares	-7.85	3.15	11.99
CLASS R3 SHARES
Return Before Taxes	-15.61	4.47	14.42
CLASS R4 SHARES
Return Before Taxes	-15.42	4.73	14.69
CLASS R5 SHARES
Return Before Taxes	-15.27	4.89	14.79
CLASS R6 SHARES
Return Before Taxes	-15.20	4.99	14.85
RUSSELL 2000 VALUE INDEX
(Reflects No Deduction for Fees, Expenses, or Taxes)	-12.86	3.61	10.40
LIPPER SMALL-CAP VALUE FUNDS INDEX
(Reflects No Deduction for Taxes)	13.95	13.64	8.69
After-tax returns are shown only for the Class R2 Shares and after-tax returns for the other classes will vary.After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Management
Investment Adviser
J.P. Morgan Investment Management Inc. (the adviser)
Investment Sub-adviser
Fuller & Thaler Asset Management, Inc. (the sub-adviser)
Portfolio Manager	Managed Fund Since	Primary Title with Investment Sub-Adviser
David M. Potter, CFA	2005	Lead Portfolio Manager and Partner
Ryam S. Lee, CFA	2019	Analyst
Dr. Russell J. Fuller, CFA	1998	President and Chief Investment Officer
Purchase and Sale of Fund Shares
Shares of the Fund are no longer generally available to new purchasers. Existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefit plans, certain discretionary fee-based advisory programs, college savings plans, approved brokerage programs and other J.P. Morgan Funds can continue to purchase shares as described in “Investing with J.P. Morgan Funds — FUNDS SUBJECT TO A LIMITED OFFERING” in the prospectus.
Purchase minimums
There are no minimum or maximum purchase requirements with respect to Class R2, Class R3, Class R4 and Class R5 Shares.
For Class R6 Shares
To establish an account	$5,000,000 for Discretionary Accounts $5,000,000 for Institutional Investors $15,000,000 for Other Investors
To add to an account	No minimum levels
There is no investment minimum for other Class R6 eligible investors, as described in the “Investing with J.P. Morgan Funds — Choosing a Share Class — Eligibility” section.
In general, you may purchase or redeem shares on any business day:
•	Through your Financial Intermediary or the eligible retirement plan or college savings plan through which you invest in the Fund
•	By writing to J.P. Morgan Funds Services, P.O. Box 219143, Kansas City, MO 64121-9143
•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in a 401(k) plan or other tax-advantaged investment plan, in which case you may be subject to federal income tax upon withdrawal from the tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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